UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 12, 2014

VOPIA, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-188119	39-2079422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 101 San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 415-835-9463

2443 Fillmore St # 380 San Francisco, CA 94115
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1---REGISTANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

On July 4, 2014, we entered into a contribution agreement with Gimwork Project LP (“Gimwork”) for the acquisition of assets and the assumption of liabilities associated with search technology software and online platforms.

On September 12, 2014, we entered into a revised contribution agreement with Gimwork to revise the consideration for the assets acquired in the original contribution agreement. Under the revised contribution agreement, we have agreed to pay Gimwork Project LP $10,000 with 100,000 shares of our common stock.

The foregoing description of the revised contribution agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Revised Contribution Agreement, dated September 12, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 17, 2014	Vopia, Inc.

By: /s/ Jose De La Cruz
Jose De La Cruz
Chief Executive Officer

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